UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2005

                                KCS Energy, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-13781              22-2889587
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

             5555 San Felipe Road, Suite 1200
                      Houston, Texas                               77056
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (713) 877-8006

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      On March 7, 2005, KCS Energy, Inc. ("KCS") issued a press release reporting financial and operating results for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished and attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

      In addition to disclosing financial results in accordance with generally accepted accounting principles ("GAAP"), the press release presents cash flow before net changes in assets and liabilities, a non-GAAP financial measure. The components of the non-GAAP financial measure are computed by using amounts that are determined in accordance with GAAP. Cash flow before net changes in assets and liabilities is net income adjusted for depreciation, depletion and amortization, amortization of deferred revenue, non-cash losses on derivative instruments, redemption premium on early extinguishment of debt, deferred income taxes, cumulative effect of accounting change, net of tax, asset retirement obligation accretion, and other non-cash charges and credits, net. KCS has provided in the press release a reconciliation of cash flow before net changes in assets and liabilities to net income and net cash provided by operating activities, which are the most directly comparable GAAP financial measures.

      While cash flow before net changes in assets and liabilities should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as an indication of KCS' financial performance or liquidity under GAAP, it is presented because KCS believes that it provides useful information to investors with respect to its ability to meet future debt service, capital expenditure commitments and working capital requirements. Cash flow before net changes in assets and liabilities as presented in the press release may not be comparable to similarly titled measures of other companies.

      In accordance with General Instruction B.2. of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed", for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by KCS, under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit 99.1    KCS Energy, Inc. Press Release dated March 7, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KCS ENERGY, INC.


Date: March 10, 2005                   /s/ Frederick Dwyer
                                       ----------------------------------------
                                       Frederick Dwyer
                                       Vice President, Controller and Secretary

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                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

 99.1         KCS Energy, Inc. Press Release dated March 7, 2005.